                       TERM SHEET DATED August 18, 1999


                         $1,500,000,000 (Approximate)



--------------------------------------------------------------------------------
                       GREEN TREE FINANCIAL CORPORATION
--------------------------------------------------------------------------------

                       [LOGO OF GREEN TREE APPEARS HERE]

--------------------------------------------------------------------------------
         Certificates for Manufactured Housing Contract, Series 1999-5
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                       TERM SHEET DATED August 18, 1999

                       Green Tree Financial Corporation
         Certificates for Manufactured Housing Contract, Series 1999-5
                         $1,500,000,000 (Approximate)
                              Subject to Revision

Seller/Servicer         Green Tree Financial Corporation ("Green Tree")

Trustee                 U.S. Bank Trust National Association

Underwriters            Lehman Brothers Inc. (Lead),
                        J.P. Morgan Securities Inc. (Co), and
                        Merrill Lynch, Pierce, Fenner & Smith Incorporated (Co)





                                                 WAL at 100%          Exp. Final
                Amount      Ratings (S&P/Fitch)  Prepayment Model/(1)/  Maturity
-------------------------------------------------------------------------------
To Call
  A-1       $232,000,000        AAA / AAA             0.95             06/2001
  A-2       $116,000,000        AAA / AAA             2.15             03/2002
  A-3       $170,000,000        AAA / AAA             3.15             06/2003
  A-4       $218,000,000        AAA / AAA             5.05             04/2006
  A-5       $464,000,000        AAA / AAA            11.95             06/2016
  M-1       $ 90,000,000        AA / AA              10.05             06/2016
  M-2       $ 52,500,000        A / A                10.05             06/2016
  B-1       $ 52,500,000        BBB / BBB             5.50             10/2006
  B-2       $105,000,000        BBB- / BBB+          12.36             06/2016
To Maturity
  A-5       $139,000,000        AAA / AAA            18.77             06/2024
  M-1       $ 90,000,000        AA / AA              10.54             06/2024
  M-2       $ 52,500,000        A / A                10.54             06/2024
  B-2       $105,000,000        BBB- / BBB+          15.28             10/2029
Total Balance
-------------------------------------------------------------------------------

(1) The Certificates will be priced assuming a conditional prepayment rate of 175% MHP per annum.


FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Cut-off Date                 July 31, 1999 for a portion of the Pool and August
                             31, 1999 for the remaining portion of the Pool, in each case for contracts other than Subsequent
                             Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Exp. Pricing                 August 18, 1999

Exp. Settlement/Closing      August 25, 1999
Date

Legal Final                  The Remittance Date in April 2031.

Remittance Date              The 1st day of each month (or if such 1st day is
                             not a business day, the next succeeding business
                             day) commencing on October 1, 1999.

Other Certificates           In addition to the Offered Certificates, the Class
                             C and Class B-3I Certificates will be issued.  The
                             Class B-3I Certificates will be interest-only
                             Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered
                             Certificates.

ERISA Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Prefunding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

Tax Status                   Two separate REMIC Elections will be made with
                             respect to the Trust for federal income tax purposes.

Optional Redemption          Less than 10% of the original pool balance
                             outstanding.

Pre-Funding Account          On the Closing Date, a portion of the proceeds
                             from the sale of the Certificates (the "Pre-Funded
                             Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts
                             (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date
                             (the "Pre-Funding Period"). The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases.
                             Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificateholders on the next
                             Remittance Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Credit Enhancement           Class A:     20.00% subordination (Class M-1, M-2,
                                          B-1 and B-2) plus Excess Spread
                                          (Class B-3I)

                             Class M-1:   14.00% subordination (Class M-2, B-1
                                          and B-2) plus Excess Spread
                                          (Class B-3I)

                             Class M-2:   10.50% subordination (Class B-1 and
                                          B-2) plus Excess Spread (Class B-3I)

                             Class B-1:   7.00% subordination (Class B-2) plus
                                          Excess Spread (Class B-3I)

                             Class B-2:   Limited Guaranty plus Excess Spread
                                          (Class B-3I)

Distributions                Certificateholders will be entitled to receive on
                             each Remittance Date commencing in October 1999, to the extent that the Amount Available in the Certificate Account (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The
                             Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period,
                             (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date
                             (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in October 1999, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding
                             Remittance Date (but in no event later than the 25th day of the prior month).

                             The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                             The "Due Period" with respect to all Remittance Dates other than the Remittance Date in October 1999, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                             With respect to the Remittance Date in October 1999, the Due Period is the period from and including August 1, 1999 to and including September 15, 1999.

Interest on the Class A,     Interest will be distributable first to each class
Class M-1,Class M-2 and      of the Class A Certificates, then to the Class M-1
Class B-1 Certificates       Certificates, then to the Class M-2 Certificates
                             and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-
                             1 Adjusted Principal Balance, Class M-2 Adjusted
                             Principal Balance, and Class B-1 Adjusted Principal
                             Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance
                             Date on which interest has been paid, to but excluding the following Remittance Date.

                             All Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Interest on the Class A,     The "Class M-1 Adjusted Principal Balance" as of
Class M-1, Class M-2 and     any Remittance Date is the Class M-1 Principal
Class B-1 Certificates       Balance less any Class M-1 Liquidation Loss
(Cont'd)                     Amount.  The Class M-1 Principal Balance is the
                             Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                             The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                             The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                             In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Principal on the Class A,    The Class A Percentage will be distributed
Class M-1, Class M-2 and     sequentially to the Class A-1, A-2, A-3, A-4, and
Class B-1 Certificates       A-5 Certificateholders.

                             The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                             The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                             The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or
                             (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Principal on the Class A,    The Class M-1 Distribution Test will be satisfied
Class M-1, Class M-2 and     if each of the following tests is satisfied:  (i)
Class B-1 Certificates       the Remittance Date occurs in or after October
(Cont'd)                     2003; (ii) the Average Sixty-Day Delinquency Ratio
                             Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii)
                             Cumulative Realized Losses (as defined in the
                             Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                             (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1
                             Principal Balance, the Class M-2 Principal
                             Balance, and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 27.75%.

                             The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or
                             (ii) the Class M-2 Distribution Test is satisfied.

                             The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and
                             (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                             (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                             The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                             The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Principal on the Class A,    The Class B Distribution Test will be satisfied if
Class M-1, Class M-2 and     each of the following tests is satisfied: (i) the
Class B-1 Certificates       Remittance Date occurs in or after October 2003;
(Cont'd)                     (ii) the Average Sixty-Day Delinquency Ratio Test
                             (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the
                             Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                             (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal
                             Balance divided by the Pool Scheduled Principal
                             Balance as of the immediately preceding Remittance
                             Date must be equal to or greater than 13.50%; and
                             (vi) the Class B Principal Balance must not be less than $20,000,000.

Class B-2 Interest           Interest on the outstanding Class B-2 Principal
                             Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                             To the extent of (i) the remaining Amount
                             Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                             In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

Class B-2 Principal          Except for payments of the Class B-2 Liquidation
                             Loss Amount under the Limited Guarantee, the Class
                             B-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A
                             Principal Balance, the Class M-1 Principal
                             Balance, the Class M-2 Principal Balance and the
                             Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.
                             See "Description of the Certificates--Class B-2
                             Principal" in the Prospectus Supplement.

                             On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. Green Tree will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

Losses on Liquidated         If Net Liquidation Proceeds from Liquidated
Contracts                    Contracts in the respective collection period are
                             less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly Servicing Fee (as long as Green
                             Tree is the Servicer), then the Class B-2
                             Certificateholders, then the Class B-1
                             Certificateholders, then the Class M-2
                             Certificateholders and then the Class M-1
                             Certificateholders, since a portion of the Amount
                             Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                             Certificateholders.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

                 MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Initial Contracts, which will represent approximately 75% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                           THE INITIAL CONTRACT POOL
               --------------------------------------------
               Number of Contracts:                  19,049
               Wgt. Avg. Contract Rate:                9.86%
               Range of Rates:                  4.0% - 18.0%
               Wgt. Avg. Orig. Maturity:         317 months
               Wgt. Avg. Rem. Maturity:          315 months
               Avg. Rem Princ. Balance:             $40,876
               Wgt. Avg. LTV:                         88.25%
               New/Used:                       73.9% / 26.1%
               Park/Private:                   31.2% / 68.8%
               Single/Double:                  32.1% / 67.9%
               Land/Home:                              26.6%
               Step Rate:                               2.7%
               Conventional:                            100%
               --------------------------------------------

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                        % of Contracts by
                     Number of   Aggregate Principal   Outstanding Principal
Year of Origination  Contracts   Balance Outstanding          Balance
-------------------  ---------   --------------------  ---------------------
      1984               2             2,229.72                 *
      1985              80           224,180.43               0.03%
      1986             133           645,093.49               0.08%
      1987             147         1,336,612.95               0.17%
      1988             195         2,351,306.21               0.30%
      1989             153         2,239,082.94               0.29%
      1990              25           306,196.53               0.04%
      1991              20           215,607.16               0.03%
      1992              32           396,351.97               0.05%
      1993              82         1,318,429.40               0.17%
      1994             175         3,420,780.94               0.44%
      1995             310         6,835,892.68               0.88%
      1996             121         3,167,776.80               0.41%
      1997              76         2,810,894.47               0.36%
      1998           1,797        80,586,772.52              10.35%
      1999          15,701       672,438,927.80              86.40%
                    ------      ---------------             -------
   Total/(1)/       19,049      $778,296,136.01             100.00%
*  Indicates an amount greater than 0.000% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

             GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                                           % of Contracts by
                     Number of     Aggregate Principal   Outstanding Principal
  State              Contracts     Balance Outstanding          Balance
--------            ----------     -------------------   ---------------------
   NC                  1,879         $ 87,579,040.73             11.25%
   TX                  1,630           69,210,112.60              8.89%
   FL                  1,110           50,161,500.22              6.45%
   GA                  1,169           48,871,784.17              6.28%
   MI                  1,712           48,044,406.01              6.17%
   SC                    996           46,190,973.59              5.93%
   AL                  1,267           42,602,416.92              5.47%
Other States*          9,286          385,635,901.77             49.55%
                      ------         ---------------            ------
Total/(1)/            19,049         $778,296,136.01            100.00%
(1) Percentages may not add to 100% due to rounding.

               DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

                                                            % of Contracts by
  Original Contract      Number of   Aggregate Principal   Outstanding Principal
 Amount (in Dollars)     Contracts   Balance Outstanding          Balance
-----------------------  ---------   -------------------   ---------------------
    Less than 10,000.01      521       $  3,915,252.79               0.50%
  10,000.01 - 20,000.00    2,752         37,768,975.29               4.85
  20,000.01 - 30,000.00    3,685         90,329,844.49              11.61%
  30,000.01 - 40,000.00    3,928        135,505,688.68              17.41%
  40,000.01 - 50,000.00    2,593        115,622,192.43              14.86%
  50,000.01 - 60,000.00    2,028        110,743,094.72              14.23%
  60,000.01 - 70,000.00    1,375         88,947,956.47              11.43%
  70,000.01 - 80,000.00      796         59,283,494.95               7.62%
  80,000.01 - 90,000.00      517         43,746,589.19               5.62%
 90,000.01 - 100,000.00      390         36,955,122.32               4.75%
100,000.01 - 110,000.00      174         18,028,841.95               2.32%
110,000.01 - 120,000.00      112         12,784,187.10               1.64%
120,000.01 - 130,000.00       85         10,564,063.48               1.36%
130,000.01 - 140,000.00       36          4,836,130.51               0.62%
140,000.01 - 150,000.00       20          2,892,352.79               0.37%
150,000.01 - 160,000.00       17          2,625,353.41               0.34%
160,000.01 - 170,000.00        7          1,147,566.23               0.15%
170,000.01 - 180,000.00        1            174,844.50               0.02%
180,000.01 - 190,000.00        5            918,358.18               0.12%
190,000.01 - 200,000.00        2            395,846.91               0.05%
200,000.01 - 210,000.00        1            207,225.72               0.03%
210,000.01 - 220,000.00        1            211,986.15               0.03%
220,000.01 - 230,000.00        1            229,087.05               0.03%
230,000.01 - 240,000.00        2            462,080.70               0.06%
                           ------       ---------------             ------
               Total/(1)/  19,049       $778,296,136.01            100.00%
(1) Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

                            INITIAL CONTRACT RATES

                                                          % of Contracts by
Range of Contracts by  Number of   Aggregate Principal   Outstanding Principal
    Contract Rates     Contracts   Balance Outstanding          Balance
---------------------  ---------   ------------------    ---------------------
      3.001 - 4.000          1       $    149,981.95             0.02%
      4.001 - 5.000          1            108,191.40             0.01%
      5.001 - 6.000         11            823,919.57             0.11%
      6.001 - 7.000        335         26,288,003.24             3.38%
      7.001 - 8.000      1,632        122,302,404.68            15.71%
      8.001 - 9.000      2,259        131,066,674.16            16.84%
      9.001 -10.000      4,073        180,952,954.37            23.25%
     10.001 -11.000      3,461        129,645,371.61            16.66%
     11.001 -12.000      3,016         91,280,986.92            11.73%
     12.001 -13.000      2,289         57,349,014.27             7.37%
     13.001 -14.000      1,417         30,045,336.13             3.86%
     14.001 -15.000        375          6,312,920.82             0.81%
     15.001 -16.000         53            660,327.48             0.08%
     16.001 -17.000        112          1,139,307.58             0.15%
Greater than 17.000         14            170,741.83             0.02%
                        ------       ---------------           ------
           Total/(1)/   19,049       $778,296,136.01           100.00%
(1) Percentages may not add to 100% due to rounding.


      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                        % of Contracts by
Loan to Value        Number of   Aggregate Principal   Outstanding Principal
    Ratio           Contracts   Balance Outstanding         Balance
-------------        ---------   -------------------   ---------------------
  0.01 -  5.00            3        $    222,073.17              0.03%
  5.01 - 10.00            6             280,633.27              0.04%
 10.01 - 15.00            8             277,397.63              0.04%
 15.01 - 20.00           17             416,278.93              0.05%
 20.01 - 25.00           20             578,325.16              0.07%
 25.01 - 30.00           21             804,455.95              0.10%
 30.01 - 35.00           27             562,797.95              0.07%
 35.01 - 40.00           40           1,161,806.62              0.15%
 40.01 - 45.00           72           2,062,884.79              0.27%
 45.01 - 50.00           94           3,097,649.44              0.40%
 50.01 - 55.00          108           3,663,561.56              0.47%
 55.01 - 60.00          154           6,241,924.70              0.80%
 60.01 - 65.00          230           8,892,467.21              1.14%
 65.01 - 70.00          319          13,096,553.91              1.68%
 70.01 - 75.00          460          20,617,841.05              2.65%
 75.01 - 80.00        1,561          64,164,442.25              8.24%
 80.01 - 85.00        1,349          60,649,469.59              7.79%
 85.01 - 90.00        6,230         277,170,957.28             35.61%
 90.01 - 95.00        5,864         244,697,914.42             31.44%
 95.01 -100.00        2,466          69,636,701.13              8.95%
                     ------        ---------------            ------
      Total/(1)/     19,049        $778,296,136.01            100.00%
(1)  Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                        % of Contracts by
                    Number of   Aggregate Principal   Outstanding Principal
Months Remaining    Contracts   Balance Outstanding          Balance
----------------    ---------   -------------------   ---------------------
   1 - 30                232     $    843,740.58               0.11%
  31 - 60                514        4,140,273.03               0.53%
  61 - 90                526        6,932,682.91               0.89%
 91 - 120              1,203       20,912,664.54               2.69%
121 - 150                681       14,422,710.53               1.85%
151 - 180              1,947       47,049,791.64               6.05%
181 - 210                241        7,587,377.55               0.97%
211 - 240              2,284       71,761,330.85               9.22%
241 - 270                 50        2,197,482.89               0.28%
271 - 300              1,610       61,112,053.90               7.85%
301 - 330                 27        1,415,731.02               0.18%
331 - 360              9,734      539,920,296.57              69.37%
                      ------     ---------------              ------
 Total/(1)/           19,049     $778,296,136.01             100.00%
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

                           PREPAYMENT SENSITIVITIES

                           75% MHP               125% MHP              175% MHP              250% MHP              300% MHP
                         WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity
                       ----------------      ----------------      ----------------      ----------------      ----------------
To Call
A-1                     1.68      11/02       1.21      12/01       0.95      06/01       0.73      01/01       0.64      11/00
A-2                     3.89      05/04       2.74      12/02       2.15      03/02       1.65      08/01       1.43      05/01
A-3                     5.80      10/06       4.07      08/04       3.15      06/03       2.38      07/02       2.06      02/02
A-4                     9.48      10/11       6.73      05/08       5.05      04/06       3.51      01/04       3.01      04/03
A-5                    19.17      03/24      15.05      01/20      11.95      06/16       8.58      06/12       7.00      07/10
M-1                    15.84      03/24      12.28      01/20      10.05      06/16       8.36      06/12       7.57      07/10
M-2                    15.84      03/24      12.28      01/20      10.05      06/16       8.36      06/12       7.57      07/10
B-1                     9.26      09/11       6.68      06/08       5.50      10/06       5.09      12/05       4.93      08/05
B-2                    19.17      03/24      15.13      01/20      12.36      06/16       9.99      06/12       8.89      07/10
To Maturity
A-5                    19.64      08/28      15.73      02/27      12.64      06/24       9.15      10/19       7.49      03/17
M-1                    16.15      08/28      12.74      02/27      10.54      06/24       8.90      10/19       8.14      03/17
M-2                    16.15      08/28      12.74      02/27      10.54      06/24       8.90      10/19       8.14      03/17
B-2                    20.58      10/29      17.49      10/29      15.28      10/29      13.01      10/29      11.74      10/29

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date:


                   Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining   Balance Outstanding  Original Term  Remaining Term  Contract Rate
----------------   -------------------  -------------  --------------  --------------
   0 to 120          $ 29,625,897.55         104             104          12.277%
 121 to 180            67,194,222.91         175             175          12.015%
 181 to 240            80,425,775.88         238             238          11.514%
 241 to 300            60,673,352.55         300             300          11.492%
 301 to 360           483,784,615.10         360             360          10.045%
                     ---------------         ---             ---          -------
    Total            $148,118,982.33         314             314          10.605%




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.
                                      13